UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

FRESHPET, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36729	20-1884894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Plaza Drive, 1st Floor Secaucus, NJ	07094
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 520-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 23, 2021, Freshpet, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The number of shares of common stock present at the annual meeting was 40,215,250, or approximately 93% of the shares of common stock outstanding on July 26, 2021, the record date for the Annual Meeting. The matters voted on were (1) the re-election of Daryl G. Brewster and Jacki S. Kelley to the Board of Directors; (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021; (3) to approve, by advisory vote, the compensation of the Company’s named executive officers (“say-on-pay”); and (4) to approve an amendment and restatement of our Fourth Amended and Restated Certificate of Incorporation (as amended prior to the date hereof, the “Certificate of Incorporation”), attached hereto as Exhibit 3.1, to declassify the Board of Directors as set forth in our proxy statement, dated as of and filed with Securities and Exchange Commission on August 13, 2021 (the “Declassification Proposal”). On September 23, 2021, a representative from Broadridge Financial Solutions, Inc., the independent inspector of elections for the Annual Meeting, delivered a certification of the final voting results for the Annual Meeting. The final results for each proposal presented at the Annual Meeting are set forth below:

(1)	Election of Directors. All nominees were elected to serve on the Board of Directors pursuant to the following votes:

DIRECTOR	FOR	WITHHELD
DARYL G. BREWSTER	36,632,064	557,512
JACKI S. KELLEY	37,062,482	127,094

There were no votes against and 3,025,674  broker non-votes with respect to this matter.

(2)
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021 was ratified with the following votes:

FOR	AGAINST	ABSTAIN
40,063,793	136,860	14,597

There were no broker non-votes with respect to this matter.

(3)	Approval, by Advisory Vote, of the Compensation of Named Executive Officers. The advisory proposal to approve executive compensation was approved with the following votes:

FOR	AGAINST	ABSTAIN
28,543,946	8,623,750	21,880

There were 3,025,674 broker non-votes with respect to this matter.

(4)	Approval of an Amendment of our Certificate of Incorporation to Declassify the Board of Directors as set forth therein. The Declassification Proposal was approved with the following votes:

FOR	AGAINST	ABSTAIN
37,173,108	8,970	7,498

There were 3,025,674 broker non-votes with respect to this matter.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Fifth Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: September 27, 2021	By:	/s/ Heather Pomerantz
Name: Heather Pomerantz
Title: Chief Financial Officer